UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2007

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Incorporation No.)

118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)	On March 7, 2007, Russell G. Chew, age 54, agreed to join JetBlue Airways Corporation (the ‘‘Company’’) as our Chief Operating Officer. Mr. Chew served as Chief Operating Officer of the Federal Aviation Administration from 2003 until February 2007. Before joining the FAA, Mr. Chew was employed by American Airlines, Inc. from 1985 through 2003, most recently as Managing Director of Systems Operations Control. Mr. Chew does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Chew has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Chew will receive an annual salary of $300,000, a signing bonus of $200,000, housing and annual real estate tax expenses. He will be eligible for annual incentive bonuses, initially guaranteed for two years at 75% of his base salary, and participation in JetBlue’s equity award plans, including an initial award of 50,000 restricted stock units (RSUs) and annual awards of 10,000 RSUs (all to be granted in accordance with and subject to our 2002 Stock Incentive Plan).

(d)	On March 9, 2007, our Board of Directors appointed Robert J. Clanin as a director, effective immediately, for a term expiring in 2008. Mr. Clanin has also been appointed to the Audit Committee of our Board of Directors, such appointment to be effective immediately following the 2007 Annual Meeting of Stockholders, to be held on May 9, 2007. Mr. Clanin will serve on the Board’s Audit Committee immediately following JetBlue’s 2007 Annual Meeting of Stockholders to be held May 9, 2007. Mr. Clanin is the retired Senior Vice President and Chief Financial Officer of United Parcel Service (UPS). Prior to his election to our Board, Mr. Clanin was not affiliated with JetBlue in any capacity. There are no arrangements or understandings between Mr. Clanin and any other person pursuant to which he was selected as a director nor are there any transactions in which Mr. Clanin has an interest requiring disclosure under Item 404(a) of Regulation S-K. Pursuant to our director compensation practices for directors who join us after our 2002 initial public offering, Mr. Clanin will receive $10,000 payable per quarter, an initial stock option grant of 54,000 options, and, commencing May 2008, annual option grants of 13,500 options (all to be granted in accordance with and subject to our 2002 Stock Incentive Plan).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: March 13, 2007	By:	/s/ HOLLY NELSON
Senior Vice President and Controller (principal accounting officer)